UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    August 11, 2005 (August 11, 2005)

ALLIED HEALTHCARE INTERNATIONAL INC.
(Exact Name of Registrant as Specified on its Charter)

1-11570	13-3098275
(Commission File Number)	(IRS Employer Identification Number)
New York
(State or Other Jurisdiction of Incorporation or Organization)
555 Madison Avenue, New York, New York 10022
(Address of Principal Executive Offices)
(212) 750-0064
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

          Written communications pursuant to Rule 425 under the Securities Act.

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 11, 2005, Allied Healthcare International Inc. issued a press release announcing its earnings for the quarter ended June 30, 2005. A copy of the press release is attached to this Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

99.1    Press release, dated August 11, 2005, of Allied Healthcare International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2005
ALLIED HEALTHCARE INTERNATIONAL INC.
	By:	/s/ Marvet Abbassi
		Name:	Marvet Abbassi
		Title:	Financial Controller